                      METROPOLITAN LIFE INSURANCE COMPANY

                           PARAGON SEPARATE ACCOUNT C

     GROUP AND INDIVIDUAL FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICIES
                                   (FIDELITY)

                       SUPPLEMENT DATED OCTOBER 18, 2013
                     TO THE PROSPECTUS DATED APRIL 29, 2013

This supplement revises certain information contained in the April 29, 2013 prospectus for the above-referenced group and individual variable life insurance policies.

The fees and expenses of the following Funds have been revised:

                                            DISTRIBUTION             ACQUIRED     TOTAL                     NET TOTAL
                                               AND/OR               FUND FEES     ANNUAL      FEE WAIVER      ANNUAL
                                MANAGEMENT  SERVICE(12B-   OTHER       AND      OPERATING   AND/OR EXPENSE  OPERATING
FUND                               FEE        1) FEES     EXPENSES   EXPENSES    EXPENSES   REIMBURSEMENT    EXPENSES
------------------------------  ----------  ------------  --------  ----------  ----------  --------------  ----------
FIDELITY(R) VARIABLE INSURANCE
  PRODUCTS - INITIAL CLASS
Freedom 2010 Portfolio                   -             -         -        0.55%       0.55%              -        0.55%
Freedom 2020 Portfolio                   -             -         -        0.60%       0.60%              -        0.60%
Freedom 2030 Portfolio                   -             -         -        0.68%       0.68%              -        0.68%
Freedom 2040 Portfolio                   -             -         -        0.70%       0.70%              -        0.70%
Freedom 2050 Portfolio                   -             -         -        0.70%       0.70%              -        0.70%

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.